                              [IBM LETTERHEAD]


February 16, 2001


Candy Smith
Senior Vice President, eCommerce Services
QRS Corporation
1400 Marina Way South
Richmond, CA 94804

Reference:    Letter Amendment #2 to International Business Partner Agreement
              and Elimination of Retail Management Agreement

Dear Candy:

As we have discussed, this letter (the Letter) modifies the following agreements between QRS Corporation (QRS) and International Business Machines Corporation (IBM):

     International Business Partner Agreement:
       International Solution Provider Profile, signature effective date
         12/31/97 (Profile)
       IBM Global Services' Network Services Exhibit, marked 17 December 1997
         (Exhibit)
     Letter Amendment to International Business Partner Agreement dated
       August 31, 1999

Additionally, IBM and QRS agree that the following agreement and its obligations are terminated as of December 31, 2000. The final payment under such agreement, for services rendered in the fourth quarter Of 2000, will be made in early 2001.

     Retail Management Agreement, signature effective date 12/31/97 (RMA) Retail Management Agreement Attachment, signature effective date 12/31/97
      (RMA Attachment)

The changes set forth in this letter are effective as of January 1, 2001. Except as explicitly set forth in this Letter and the attached Exhibit, all terms, conditions and provisions of the agreements listed above shall continue in full force and effect. We expect these changes to be of substantial mutual benefit to our relationship going forward. Please indicate your acceptance of these changes by signing and dating this letter and returning it to me.


Sincerely,

/s/ T. Kevin Massey

T. Kevin Massey
Account Executive

1. IN THE PROFILE (AS AMENDED BY THE 8/31/1999 LETTER AMENDMENT) REPLACE THE FOLLOWING:

     CONTRACT START DATE: January 1, 1998           DURATION: 4 years

     This Agreement shall commence on January 1, 1998, and terminate on 31 December 2001.

  WITH THE FOLLOWING:

     CONTRACT START DATE: January 1, 2001            DURATION: 2 years

     This Agreement shall commence on January 1, 2001, and terminate on 31 December 2002.


2. IN THE PROFILE (AS AMENDED BY THE 8/31/1999 LETTER AMENDMENT) DELETE THE ENTIRE MINIMUM REVENUE COMMITMENT SUB-SECTION AND REPLACE IT WITH THE
FOLLOWING:

     MINIMUM PAYMENT COMMITMENT

     The minimum payment commitment for the Agreement term is * for e-Commerce Services (as defined in the Exhibit) as follows:

*[TABLE REDACTED]


     There is no minimum payment commitment for Connectivity Services. Any payments made by QRS to IBM for any other hardware, software, or services (including Connectivity Services) other than the e-Commerce Services do not apply toward the Minimum Payment Commitment.

3. (a) IN THE PROFILE (AS AMENDED BY THE 8/31/1999 LETTER AMENDMENT) DELETE THE ENTIRE ADJUSTMENT CHARGE SUB-SECTION AND ALL REFERENCES TO ADJUSTMENT CHARGES OR CONTRACT PENALTIES FOR TERMINATION OR FAILURE TO ACHIEVE USAGE LEVELS.

(b) IBM waives any penalty charges incurred by QRS under the International Business Partner Agreement as of January 1, 2001 for failure to meet its minimum payment commitment in any prior periods. Notwithstanding anything to the contrary set forth herein, the Minimum Payment Commitment shall remain in effect as described herein, and QRS shall owe such Minimum Payment Commitment. In the event that Agreement is terminated or otherwise ends before December 31, 2002, QRS shall owe, and promptly pay, IBM the remaining portion of the entire Minimum Payment Commitment (i.e. *) which it has not yet paid.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

4. IN THE PROFILE REPLACE THE FOLLOWING IN THE ELIGIBLE SERVICES APPROVAL SUB-SECTION:

     - Managed Data Network Services
     - Managed Messaging and Collaborative Services
     - Managed Electronic Transaction Services
     - Managed Internet and Intranet Services

     WITH THE FOLLOWING:

     - IBM Global Services Interchange Services for e-business
     - The following IBM Global Networking Alliance Project Office Alliance Partner(s) services, unless modified in writing by IBM:
       - AT&T Global Network Services: Managed Data Network Services

5. TERMINATE THE RMA AND AMENDMENTS FROM THE 8/31/1999 LETTER, INCLUDING ANY QRS CUSTOMER-SPECIFIC OFFERS (E.G. DAYTON HUDSON, SEARS) LISTED THEREIN AND OTHER CUSTOMER-SPECIFIC FINANCIAL ARRANGEMENTS (E.G. MAY COMPANY).

6. DELETE THE IBM GLOBAL SERVICES NETWORK SERVICES EXHIBIT (AS AMENDED BY THE 8/31/1999 LETTER AMENDMENT) AND REPLACE THE ENTIRE DOCUMENT WITH THE NEW IBM GLOBAL SERVICES NETWORK SERVICES EXHIBIT, DATED 16 FEBRUARY 2001, ATTACHED HERETO.


Agreed to:                          Agreed to:
QRS CORPORATION                     INTERNATIONAL BUSINESS MACHINES CORPORATION
1400 MARINA WAY SOUTH
RICHMOND, CA 94804                  ARMONK, NEW YORK 10504
By:                                 By:

/s/ Candy S. Smith                  /s/ Gregory D. Schrubbe
- -----------------------------       ------------------------------
    Authorized signature                 Authorized signature

Name (type or print):               Name (type or print):
Candy S. Smith                      Gregory D. Schrubbe
Date: 2/19/01                       Date: 2/27/01

IBM BUSINESS PARTNER AGREEMENT
IBM GLOBAL SERVICES' NETWORK SERVICES EXHIBIT
JANUARY 2001

A.   GLOBAL TERMS

1.   ADMINISTRATIVE CHARGES AND CREDITS

     * for establishing new QRS Invoice accounts to support client administration and the electronic delivery of monthly billing information to QRS. * for network traffic.

2.   LICENSED PROGRAMS (SOFTWARE)

     QRS Customers must contract directly with IBM for licensed programs. Programs which can be ordered by a QRS Customer under an IBM account ID which is part of QRS billing rollup structure will be invoiced to QRS at undiscounted list rates.

3.   BUSINESS PARTNERSHIP MEETINGS

     QRS and IBM will participate in at least two (2) Business Partnership Meetings per year.

4.   REPORTS

     QRS will provide quarterly usage forecasts to IBM by IBM product line by month.

5.   MIGRATION ASSISTANCE

     Upon commercially reasonable request or agreement by IBM, QRS will provide commercially reasonable assistance in migrating installed customers onto alternate e-Commerce or connectivity platforms (e.g. from Information Exchange (IE) to Internet Data and Document Exchange
     (IDDX)).

6.   CHARGE PROTECTION

     If IBM increases the prices for Eligible Services in the aggregate such that the effect on the pre-tax invoice amount is more than seven percent in any year commencing on an anniversary date of this Agreement, you may terminate this Agreement upon six months' written notice to us. In the event of such termination, you will have no obligation to pay any termination charges.

7.   RETAIL INDUSTRY

     QRS is approved to remarket Eligible Services to Customers in the retail industry segments as set forth in the table below. QRS and IBM agree to expand and/or refine the table below, and shall include grocery sub-segments, by April 15, 2001.

     The IBM Industry Segments as further identified by the Standard Industry Code ("SIC") and description, consist of the following:


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

- --------------------------------------------------------------
INDUSTRY
SEGMENT   SIC    DESCRIPTION
- --------------------------------------------------------------
  DA    RETAIL--APPAREL MANUFACTURING
- --------------------------------------------------------------
  DA    2251     Women's hosiery, except socks
- --------------------------------------------------------------
  DA    2252     Hosiery, nec
- --------------------------------------------------------------
  DA    2253     Knit outerwear mills
- --------------------------------------------------------------
  DA    2254     Knit underwear mills
- --------------------------------------------------------------
  DA    2259     Knitting mills, nec
- --------------------------------------------------------------
  DA    2311     Men's and boys' suits and coats
- --------------------------------------------------------------
  DA    2321     Men's and boys' shirts
- --------------------------------------------------------------
  DA    2322     Men's and boys' underwear and night wear
- --------------------------------------------------------------
  DA    2323     Men's and boys' neckwear
- --------------------------------------------------------------
  DA    2325     Men's and boys' trousers and slacks
- --------------------------------------------------------------
  DA    2326     Men's and boys' work clothing
- --------------------------------------------------------------
  DA    2329     Men's and boys' clothing, nec
- --------------------------------------------------------------
  DA    2331     Women's and misses' blouses and shirts
- --------------------------------------------------------------
  DA    2335     Women's, junior's and misses' dresses
- --------------------------------------------------------------
  DA    2337     Women's and misses' suits and coats
- --------------------------------------------------------------
  DA    2339     Women's and misses' outerwear, nec
- --------------------------------------------------------------
  DA    2341     Women's and children's underwear
- --------------------------------------------------------------
  DA    2342     Bras, girdles, and allied garments
- --------------------------------------------------------------
  DA    2353     Hats, caps, and millinery
- --------------------------------------------------------------
  DA    2361     Girls' and children's dresses, blouses
- --------------------------------------------------------------
  DA    2369     Girls' and children's outerwear, nec
- --------------------------------------------------------------
  DA    2371     Fur goods
- --------------------------------------------------------------
  DA    2381     Fabric dress and work gloves
- --------------------------------------------------------------
  DA    2384     Robes and dressing gowns
- --------------------------------------------------------------
  DA    2385     Waterproof outerwear
- --------------------------------------------------------------
  DA    2386     Leather and sheep-lined clothing
- --------------------------------------------------------------
  DA    2387     Apparel belts
- --------------------------------------------------------------
  DA    2389     Apparel and accessories, nec
- --------------------------------------------------------------
  DA    2391     Curtains and draperies
- --------------------------------------------------------------
  DA    2392     House furnishings, nec
- --------------------------------------------------------------
  DA    2393     Textile bags
- --------------------------------------------------------------
  DA    2394     Canvas and related products
- --------------------------------------------------------------
  DA    2395     Pleating and stitching
- --------------------------------------------------------------
  DA    2396     Automotive and apparel trimmings
- --------------------------------------------------------------
  DA    2397     Schiffli machine embroideries
- --------------------------------------------------------------
  DA    2399     Fabricated textile products, nec
- --------------------------------------------------------------
  DA    3111     Leather tanning and finishing
- --------------------------------------------------------------
  DA    3131     Footwear cut stock
- --------------------------------------------------------------
  DA    3142     House slippers
- --------------------------------------------------------------
  DA    3143     Men's footwear, except athletic
- --------------------------------------------------------------
  DA    3144     Women's footwear, except athletic
- --------------------------------------------------------------
  DA    3149     Footwear, except rubber, nec
- --------------------------------------------------------------
  DA    3151     Leather gloves and mittens
- --------------------------------------------------------------
  DA    3161     Luggage
- --------------------------------------------------------------
  DA    3171     Women's handbags and purses
- --------------------------------------------------------------
  DA    3172     Personal leather goods, nec
- --------------------------------------------------------------
  DA    3199     Leather goods, nec
- --------------------------------------------------------------

  DB    RETAIL--MASS MERCHANDISE
- --------------------------------------------------------------
  DB    5331     Variety stores
- --------------------------------------------------------------
  DB    533A     Discount stores
- --------------------------------------------------------------
  DC    RETAIL--DEPARTMENT STORES
- --------------------------------------------------------------


                                 Page 2 of 13

- --------------------------------------------------------------
  DC    5311     Department stores
- --------------------------------------------------------------
  DC    5399     Miscellaneous general merchandise stores
- --------------------------------------------------------------

  DD    RETAIL--DIRECTED MARKETING
- --------------------------------------------------------------
  DD    5961     Catalog and mail order houses
- --------------------------------------------------------------

  DE    RETAIL--SPECIALTY
- --------------------------------------------------------------
  DE    5611     Men's and boys' clothing stores
- --------------------------------------------------------------
  DE    5621     Women's clothing stores
- --------------------------------------------------------------
  DE    5632     Women's accessory and specialty stores
- --------------------------------------------------------------
  DE    5641     Children's and infants' wear stores
- --------------------------------------------------------------
  DE    5651     Family clothing stores
- --------------------------------------------------------------
  DE    5661     Shoe stores
- --------------------------------------------------------------
  DE    5699     Miscellaneous apparel and accessory stores
- --------------------------------------------------------------
  DE    5731     Radio, TV and electronic stores
- --------------------------------------------------------------
  DE    5734     Computer and software stores
- --------------------------------------------------------------
  DE    5735     Record and prerecorded tape stores
- --------------------------------------------------------------
  DE    5736     Musical instrument stores
- --------------------------------------------------------------
  DE    5932     Used merchandise stores
- --------------------------------------------------------------
  DE    5941     Sporting goods and bicycle shops
- --------------------------------------------------------------
  DE    5942     Book stores
- --------------------------------------------------------------
  DE    5942     Stationery stores
- --------------------------------------------------------------
  DE    5944     Jewelry stores
- --------------------------------------------------------------
  DE    5945     Hobby, toy, and game shops
- --------------------------------------------------------------
  DE    5946     Camera and photographic supply stores
- --------------------------------------------------------------
  DE    5947     Gift, novelty, and souvenir shops
- --------------------------------------------------------------
  DE    5948     Luggage and leather goods stores
- --------------------------------------------------------------
  DE    5949     Sewing, needlework and piece goods
- --------------------------------------------------------------
  DE    5983     Fuel oil dealers
- --------------------------------------------------------------
  DE    5984     Liquified petroleum gas dealers
- --------------------------------------------------------------
  DE    5989     Fuel dealers, nec
- --------------------------------------------------------------
  DE    5992     Florists
- --------------------------------------------------------------
  DE    5993     Tobacco stores and stands
- --------------------------------------------------------------
  DE    5994     News dealers and newsstands
- --------------------------------------------------------------
  DE    5995     Optical goods stores
- --------------------------------------------------------------
  DE    5999     Miscellaneous retail stores, nec
- --------------------------------------------------------------

  DG    RETAIL--PHARMACY/DRUG
- --------------------------------------------------------------
  DG    5912     Drug stores and proprietary stores
- --------------------------------------------------------------

  DH    RETAIL--FOOD
- --------------------------------------------------------------
  DH    5812     Eating places
- --------------------------------------------------------------
  DH    5813     Drinking places
- --------------------------------------------------------------

  DR    RETAIL--HARDGOODS
- --------------------------------------------------------------
  DR    5211     Lumber and Other Building Materials
- --------------------------------------------------------------
  DR    5231     Paint, Glass and Wallpaper Stores
- --------------------------------------------------------------
  DR    5251     Hardware Stores
- --------------------------------------------------------------
  DR    5261     Retail Nurseries, Lawn and Garden Stores
- --------------------------------------------------------------
  DR    5712     Furniture Stores
- --------------------------------------------------------------
  DR    5713     Floor Covering Stores
- --------------------------------------------------------------
  DR    5714     Drapery, Curtain and Upholstery Stores
- --------------------------------------------------------------
  DR    5719     Miscellaneous Home Furnishing Stores
- --------------------------------------------------------------
  DR    5722     Household Appliance Stores
- --------------------------------------------------------------

B.   US TERMS

1.   ELIGIBLE SERVICES

     In addition to the Eligible Services in the offering categories listed in the Solution Provider Profile, you are authorized to market the following Eligible Services under the Remarketer Terms in the United States, unless IBM first discusses any changes with you and then communicates such changes in the Eligible Services to you in writing.

        -  Support Services
        -  Capacity Services
        -  Network Services Withdrawn from Marketing
             - These existing services can continue to be remarketed to installed customers (as of January 1, 2001) until withdrawn from service.

     Eligible Services are described in the applicable Service Descriptions, as found on the applicable Market Support and Tools websites at http://netsvcs.ibm.com/advtools/ or http://agns.ibm.com/agnstool/.

2.   CHARGES AND DISCOUNTS

     QRS will be charged according to the then-current non-discounted list rates itemized in the applicable Schedules of Charges for each Eligible Service (found on the applicable Market Support and Tools websites at http://netsvcs.ibm.com/advtools or http://agns.ibm.com/agnstool/), except as provided in the subsections below.

3.   e-COMMERCE (EC) SERVICES:

     The terms used in this section apply only to e-Commerce (EC) Services, which are defined as the Information Exchange (IE) and Internet Data and Document Exchange (IDDX) billing elements shown in Table 10.1. The following terminology is defined in this section, and is used in describing the payments due for EC Services:

       -  Yearly EC Cost
       -  Expected Yearly EC Usage
       -  YTD EC Usage
       -  Monthly EC Payment
       -  YTD EC Payments

     Yearly EC Cost to QRS is based on Expected Yearly EC Usage, as set forth in Table 3.1.

     TABLE 3.1

*[TABLE REDACTED]


(*) Plus, if Expected Yearly EC Usage exceeds * billion kilocharacters, the INCREMENTAL cost to QRS will be * per additional 0.30 billion kilocharacter tier in 2001, and * per additional 0.30 billion kilocharacter tier in 2002.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

Expected Yearly EC Usage will be calculated quarterly and is equal to:

    -March YTD EC Usage divided by 0.30
    -June YTD EC Usage divided by 0.58
    -September YTD EC Usage divided by 0.85
    -December YTD EC Usage divided by 1.00

All YTD EC Usage is the year-to-date sum of the actual IE and IDDX kilocharacter traffic used by QRS or its customers, as defined in Table 10.2.

The Yearly EC Cost will be the amount of Yearly EC Cost set forth in Table
3.1 that corresponds to the Expected Yearly EC Usage, as calculated in accordance with the previous paragraph. Each Yearly EC Cost calculation will continue in effect until the next quarterly calculation made in accordance with the previous paragraph.

QRS will pay to IBM each month a Monthly EC Payment. YTD EC Payments are the year-to-date sum of the Monthly EC Payments. Monthly EC Payment to IBM will be Yearly EC Cost less YTD EC Payments divided evenly into the remaining months of the year. This calculation may cause the Monthly EC Payment to change during the year. The Monthly EC Payment will be a part of the overall invoice presented to QRS each month by IBM for all services defined under this agreement. These payments (including the Monthly EC Payment) will be due the month after the service is used (e.g. January 2001 usage will be payable in February 2001; December 2002 usage will be payable in January 2003).

The first three Monthly EC Payments for each year will be based on one-twelfth of the Yearly EC Cost found in the first tier of Table 3.1 above. Specifically, the payments will be:


*[TABLE REDACTED]


As an example to illustrate the payments and quarterly recalculations, QRS will pay to IBM * each month for the first quarter of 2001, for a YTD EC Payment of * for usage incurred through 3/31/2001. On or about 4/15/2001, a quarterly recalculation will be done, and if, for example, the March YTD EC Usage is calculated to be 0.390 billion kilocharacters (kc's), the following will happen:

     1. Expected Yearly EC Usage will be recalculated as 0.390 billion kc's divide by 0.30 = 1.30 billion kc's

     2. Referencing Table 3.1, the Yearly EC Cost will be recalculated as *

     3. The Monthly EC Payment will be recalculated as * (Yearly EC Cost) less * (YTD EC Payments) or * to be divided by the nine remaining months of 2001 = *.

     4. QRS will then pay IBM * Monthly EC Payment each month until the next quarterly recalculation determines a different Monthly EC Payment.

This paragraph is for example only.

IBM will provide to QRS EC usage information monthly.


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

4. OTHER IBM INTERCHANGE SERVICES NOT A PART OF THE MINIMUM REVENUE COMMITMENT OR MONTHLY EC PAYMENT

     A. WEB EDI services (defined as IBM Forms Exchange, IBM in-Network Translation, and IBM Web Data Transfer) will be provided at a * discount off usage-based billing elements (see Table 10.3).

     B. IE ARCHIVING will be provided at *. IBM will provide billing information so that the number of days archived is indicated or, if IBM does not provide such detail, *.

     C. ENABLING SUPPORT: IBM will provide EC enabling support services worth up to * (at list rates) annually to QRS or its customers at no charge to QRS. Additional enabling support services may be purchased by QRS at * of the current hourly rates. The enabling service credit as here defined will reset on January 1st of each year.

     D. LABOR-BASED EC SERVICES, other than those defined above will be at
     * off current hourly rates.

     E. IE 800# DIAL USAGE (as measured in kilocharacters) under * of total IE dial usage is provided to QRS at *. If IE 800# dial usage exceeds * of total IE dial usage over a calendar year, charges for the additional usage will be paid by QRS at discounted rate of * off list prices. IBM will determine the total IE 800# dial usage and invoice QRS as appropriate in the first quarter of the following year.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

5.   CONNECTIVITY PRICING

     A. MANAGED DATA NETWORK SERVICES (MDNS) LEASED LINE (DEDICATED) SERVICES, as defined in Table 10.4, will be provided to QRS at a * discount off list prices.

     B. MDNS 800# DIAL SERVICES, as defined in Table 10.5, will be provided to QRS at a * discount off list prices.

     C. IP DIAL SERVICES, as defined in Table 10.6, will be provided to QRS at a * discount off list prices.

     D. SNA DIAL AND RELATED SUPPORT SERVICES, as defined in Table 10.7, will be provided to QRS at a * discount off list prices.

6.   STEDI

     As of January 1, 2001 QRS maintains a number of accounts which are trading partners with Sears, and which use the STEDI system for EDI. QRS will continue to be charged for all STEDI usage at list rates. Beginning January 1, 2002, QRS may begin to actively migrate such STEDI users to IE or IDDX to be included in the usage tiers as defined in subsection B3, above. Prior to January 1, 2002, QRS may migrate up to ten (10) STEDI users to IE or IDDX at such STEDI user's request. Other than such ten migrated STEDI users, QRS will be charged the prevailing IE or IDDX list rates for any additional STEDI users who migrate to IE or IDDX prior to January 1, 2002.

7.   BILLING AND INVOICING

     IBM agrees to work with QRS to establish the accuracy of billing records. If a QRS customer is in dispute of charges based on IBM provided billing records, IBM will use commercially reasonable efforts to address the dispute with the QRS and the end user.

8.   EDUCATION

     *

9.   TRAINED PERSONNEL REQUIREMENTS

     QRS shall provide the following trained personnel:

     YEAR OF AGREEMENT      MANAGEMENT      MARKETING      SUPPORT
          2001                  2               12            18

          2002                  2               12            18

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

10.  TABLES

The following tables are set forth in this section. It is the intention of IBM and QRS to work together to further define these billing element tables by March 15, 2001. IBM and QRS will review the billing element tables for accuracy on a quarterly basis. Discountable monthly, recurring or usage-based billing elements not listed are intended to be included in the appropriate tables based on their service category, following the pattern of those elements already defined. Non-discountable, installation, one-time, subscription, volume commitment, passthru, and special charges will be individually considered.

     1. IE AND IDDX billing elements (note that, as of January 1, 2001, only IE billing elements are defined; the appropriate IDDX billing elements will be added to this table when they have been defined by product management).

     2. IE AND IDDX KILOCHARACTER billing elements (note that only IE kilocharacter billing elements are currently defined; the appropriate IDDX billing elements will be added to this table when they have been defined by product management).

     3. WEBEDI discountable billing elements

     4. MANAGED DATA NETWORK SERVICES (MDNS) LEASED LINE (DEDICATED) discountable billing elements

     5. MDNS 800# DIAL discountable billing elements

     6. IP DIAL discountable billing elements

     7. SNA DIAL AND SELECTED OTHER discountable billing elements

TABLE 10.1 IE AND IDDX BILLING ELEMENTS


      ELEMENT       DESCRIPTION


        19          MESSAGES - PRIME
        20          MESSAGES - NON PRIME
        25          IE CHARACTERS - P
        26          IE CHARACTERS - NP
        68          IE "800" DIAL ACCESS - P
        69          IE 800 DIAL ACCESS - NP
        550         IE INTERCONNECT - P
        551         IE INTERCONNECT - NP
        715         IE BULK CHARACTER - P
        716         IE BULK CHARACTERS - NP
        924         IE BULK INTERCONNECT - P
        925         IE BULK INTERCONNECT - N
        926         IE ISDN 64000 BPS - P
        930         IE LOCAL DIAL ACCESS - P
        931         IE LOCAL DIAL NON - P
        934         IE NOTICE CALLOUT
       1175         DIALOUT - PRIME
       1176         DIALOUT NON-PRIME
       1863         IE ARCHIVE STORAGE
       1864         IE-IE MSG DELIVERY - P
       1865         IE-IE MSG DELIVERY NP
       1866         IE-EDI VAN DELIVERY - P
       1867         IE-EDI VAN DELIVERY -NP
       2049         SERVICE CHARGE (IEPS)
       2128         IE-EDI VAN RECEIVE - P
       2129         IE-EDI VAN RECEIVE - NP
       2430         IE NOTICE DIALOUT
       2453         IE CARBON COPY
       2454         IE CARBON COPY
       2594         IEPS ACCESS FACILITY
       2697         IE PASSTHRU SURCHRG - P
       2698         IE PASSTHRU SURCHRG - NP
       3972         IE LGCY GW SURCHGE P
       3973         IE LGCY GW SURCHGE NP


  TABLE 10.2 IE AND IDDX KILOCHARACTER
             BILLING ELEMENTS



   ELEMENT          DESCRIPTION


      25            IE CHARACTERS - P
      26            IE CHARACTERS - NP
     550            IE INTERCONNECT - P
     551            IE INTERCONNECT - NP
     715            IE BULK CHARACTER - P
     716            IE BULK CHARACTERS - NP
     924            IE BULK INTERCONNECT - P
     925            IE BULK INTERCONNECT - N


TABLE 10.3 WEBEDI DISCOUNTABLE BILLING ELEMENTS


   ELEMENT          DESCRIPTION


     3902           IN NET TRANS IN CHAR
     3911           REG TP SET (1 TO 5)
     8068           INT INTRCONNECT-NPRIME


TABLE 10.4 MANAGED DATA NETWORK SERVICES (MDNS) LEASED LINE (DEDICATED) DISCOUNTABLE BILLING ELEMENTS


      ELEMENT       DESCRIPTION


       106          HOST ADMINISTRATION FOR SNI
       313          AS/400 SITE 9600 BPS-MONTHLY
       315          AS/400 SITE 19200 BPS-MONTHLY
       317          AS/400 CONNECTION 9600 BPS-MONTHLY
       319          AS/400 CONNECTION 19200 BPS-MONTHLY
       323          ENHANCED ATTACH 19200 BPS-MONTHLY
       324          STANDARD ATTACH 19200 BPS-MONTHLY
       325          ALTERNATE ATTACH 19200 BPS-MONTHLY
       387          ENHANCED ATTACH UP TO 9600 BPS-MONTHLY
       389          ENHANCED ATTACH 14400 BPS-MONTHLY
       391          ENHANCED ATTACH 56000 BPS-MONTHLY
       393          STANDARD ATTACH UP TO 9600 BPS-MONTHLY
       395          STANDARD ATTACH 14400 BPS-MONTHLY
       399          ALTERNATE ATTACH UP TO 9600 BPS-MONTHLY
       400          ALTERNATE ATTACH 14400 BPS-MONTHLY
       401          ALTERNATE ATTACH 56000 BPS-MONTHLY
       538          SNBU MONTHLY CHARGE
       590          HCF ACCESS
       597          19.2 SHARED BRIDGE
       667          ENS CONNECTION 56000 BPS-MONTHLY
       668          ENS SNI CONNECTION 19.2 BPS-MTHLY
       937          ENS PT-PT CONNECTION 9600 BPS MONTHLY
       1086         LLS 56KB SNI STD MONTH
       1088         LLS 19.2 SNI STD MONTH
       1089         LLS 19.2 STD MONTHLY
       1090         LLS 14.4 SNI STD MONTH
       1091         LLS 14.4K BPS STANDARD MONTHLY
       1092         LLS 9.6K BPS SNI STANDARD MONTHLY
       1093         LLS 9.6K BPS STANDARD MONTHLY
       1094         LLS 56KB SNI MULTIPLE SITE COMMITMENT RATE-25
       1096         LLS 19.2 SNI MULTIPLE SITE COMMITMENT RATE-25
       1102         LLS 56KB SNI REVENUE COMMITMENT RATE-25
       1103         LLS 56KB REVENUE COMMITMENT RATE-25
       1104         LLS 19.2K BPS SNI REVENUE COMMITMENT RATE-25
       1105         LLS 19.2K BPS REVENUE COMMITMENT RATE-25
       1106         LLS 14.4K BPS SNI REVENUE COMMITMENT RATE-25
       1107         LLS 14.4K BPS REVENUE COMMITMENT RATE-25
       1108         LLS 9.6K BPS SNI REVENUE COMMITMENT RATE-25
       1109         LLS 9.6K BPS REVENUE COMMITMENT RATE-25
       1111         INTERNETWORKING - 56Kb
       1112         INTERNETWORKING - 256Kb
       1113         INTERNETWORKING - 512Kb
       1114         INTERNETWORKING - T1
       1146         ALTERNATE SITE BACKUP - 56 KBPS
       1177         PARADYNE MODEM - MONTHLY
       1632         INTERNETWORKING 2ND BU - 56KB
       1651         SWITCHED 56 SERVICE - MONTHLY
       1658         INTERNETWORKING - 126KB


TABLE 10.4 MANAGED DATA NETWORK SERVICES (MDNS) LEASED LINE (DEDICATED) DISCOUNTABLE BILLING ELEMENTS (CONTINUED)



       1658         INTERNETWORKING - 128KB
       1688         INTERNETWORKING SNA SUPPORT
       1689         INTERNETWORKING TOKEN RING ADAPTER SUPPORT
       1690         INTRNETWKNG SDLC DEVICE ADAPTER SUPPORT
       1693         OPTIONAL SNA INTERCONNECT SUPPORT
       1723         INTRNETWKNG DIAL BU (SW56 FOR 56k)
       1827         INTERNET INTERCONNECT SUBSCRIPTION
       1900         INTERNET DIRECT CONFIGURATION 14
       1905         INTERNET DIRECT CONFIGURATION 13
       1910         INTERNET DIRECT CONFIGURATION 12
       1920         INTERNET DIRECT CONFIGURATION 11
       1926         INTERNET INTERCONNECT FIREWALL
       1930         INTERNET INTERCONNECTION FIREWALL
       2004         BUSINESS RECOVERY SERVICES 512 KBPS
       2026         DBAN SWITCHED 56KB MONTHLY
       2028         DBAN MONTHLY
       2034         LLS BRIDGED CONNECTION 19.2 BPS
       2120         INTRNETWKNG SNA INTERCONNECT 56KB
       2121         INTRNETWKNG SNA INTERCONNECT 128KB
       2122         INTRNETWKNG SNA INTERCONNECT 256KB
       2614         MDNS Connect Monthly 56KB
       2616         MDNS CONNECTION MONTHLY 128KB
       2618         MDNS CONNECTION MONTHLY 256KB
       2620         MDNS Connection Monthly 512KB
       2623         MDNS CONNECTION MONTHLY T1
       2629         MDNS PVC Private Network Monthly
       2630         MDNS PVC W/EMEA MTHLY
       2632         MDNS PVC Zone 3 Monthly
       2634         MDNS PVC W/ASIA MTHLY
       2642         MDNS Crossover To SNA Srv Monthly
       2644         MDNS Crossover To Secure IP VAS Monthly
       2645         MDNS Crossover to Internet Direct Monthly
       2646         MDNS Protocol IP Monthly
       2647         MDNS Protocol IPX Monthly
       2648         MDNS Protocol SNA Monthly
       3639         MDNS Backup Xover SNA PVC - Monthly
       3640         MDNS Backup Xover MPN PVC - Monthly
       3782         Backup Stnby Leased Line 56KB Monthly
       3823         BKUP ACT/LL 56KB MTHLY
       3833         BKUP ACT/LL T1 MTHLY
       3975         STD SLA-SITE GOLD CHG
       3988         Basic Firewall Package 1
       3989         Basic Firewall Package 2
       3991         Basic Firewall Package 4
       3992         Basic Firewall Package 5
       4015         Basic Firewall Pack 4 Report Option
       5821         Network Address Translation (NAT) 1-50
       5822         Network Address Translation (NAT) 1-100
       5823         Network Address Translation (NAT) 1-200


TABLE 10.5
MDNS 800# DIAL DISCOUNTABLE BILLING ELEMENTS



      ELEMENT       DESCRIPTION


       38           800 DIAL SURCHARGE-LOCAL-PRIME
       39           800 DIAL SURCHARGE-LOCAL-NONPRIME
       805          800 DIAL SURCHARGE-PEER COMM-PRIME
       806          800 DIAL SURCHARGE-PEER COMM-NONPRIME
       1879         800 DIAL SURCHARGE - TCP/IP - PRIME
       1880         800 DIAL SURCHARGE - TCP/IP - NON PRIME
       2059         DIAL INTERNET - 800 SURCHARGE
       2492         Dial Services Corp Int ISDN Fee 800
       2495         Dial Services TCP/IP ISDN Fee 800
       2954         800 Surcharge MP Tunnel ISDN
       2955         800 SURCHG-MP TUNNELING-PRIME
       2956         800 SURCHG-MP TUNNELING-NONPRIME
       6990         MNG TUNNEL - PPTP SECURE IP 800 SURCGG
       7045         MNG TUNNEL - PPTP SEC IP 800 SURCHG NP


TABLE 10.6
IP DIAL DISCOUNTABLE BILLING ELEMENTS


      ELEMENT       DESCRIPTION


       1873         TCP/IP DIAL LOCAL - PR
       1874         TCP/IP DIAL LOCAL - NP
       2061         DIAL INET - LOCAL
       2491         CORP INT - ISDN LOCAL
       2493         TCP/IP DIAL-ISDN LOCAL
       2937         VPE LOCAL PRIME
       2938         VPE LOCAL NON PRIME
       2951         MP TUNNEL-PRIME
       2952         MP TUNNEL-NONPRIME
       2953         MP TUNNEL-ISDN
       6780         IP CO I 144/144
       6782         IP DSL SVC TO 1.5M/384
       6794         INTERNET VPN GATEWAY
       6965         MTS-PPTP INT IP
       7924         INET ISDN USER PLN HRS


TABLE 10.7
SNA DIAL AND RELATED SUPPORT DISCOUNTABLE BILLING ELEMENTS



      ELEMENT       DESCRIPTION


       1            VM INTERACTIVE CRU - P
       2            VM INTERACTIVE CRU - NP
       9            MVS BACKGRND CRU - P
       10           MVS BCKGRND CRU - NP
       34           NRU'S - PRIME
       35           NRU'S - NON-PRIME
       49           MB NON-DED DASD - VM
       50           MB NON-DED DASD-MVS/AS
       55           USERID'S ON FILE
       574          MONTHLY SUBSCRIPTION
       703          IMX MAILBOX CHARGE
       704          INT'L MESSAGE CHARGE
       706          NAT'L MESSAGE CHARGE
       732          DIAL SVCS-LOCAL-P
       733          DIAL SVCS-LOCAL-NP
       803          DIAL SVCS-PEER COMM-P
       804          DIAL SVCS-PEER COMM-NP
       972          SOFTWARE MALL SUB FEE
       979          SOFTWARE MALL MO FEE
       1006         MO SUBSCRIPTION CHG
       1704         TRAVELING USER SUPPORT


C. INTERNATIONAL TERMS

1. ELIGIBLE SERVICES

   In addition to the Eligible Services in the offering categories listed in the Solution Provider Profile, you are authorized to market the following Eligible Services under the Remarketer Terms in countries outside the United
   States:

           Support Services
           Capacity Services

   Eligible Services are described in the applicable IBM Global Services Service Descriptions, as found on the IBM Global Services Market, Support and Tools website at http://netsvcs.ibm.com/advtools/.

2. DISCOUNTS

   A discount of * applies to all charges eligible for discount outside of the United States.

3. TERM

   The term for these discounts outside the United States extends through December 31, 2001.


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.